BEAR STEARNS INVESTMENT TRUST

                                 EXHIBIT INDEX
                                       TO
                         POST-EFFECTIVE AMENDMENT NO. 7
                                       TO
                             REGISTRATION STATEMENT
                                  ON FORM N-1A


                                                  Page Number
                                                  In Sequential
                                                  Numbering
Exhibit No.         Description of Document       System

     18.            Amended Rule 18f-3 Plan
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                                                  EXHIBIT 18